UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2009

PROSPECT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33824	26-508760
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9130 Galleria Court, Suite 318, Naples, Florida	34109
(Address of Principal Executive Offices)	(Zip Code)

(239) 254-4481

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K DOES NOT MODIFY OR UPDATE ANY DISCLOSURE IN THE PROXY STATEMENT/PROSPECTUS AS PART OF THE REGISTRATION STATEMENT ON FORM S-4, AS AMENDED (FILE NO. 333-162116) DATED OCTOBER 28, 2009 (THE “PROXY STATEMENT/PROSPECTUS”), EXCEPT FOR THE INFORMATION CONTAINED HEREIN, WHICH SUPERSEDES THE RELATED DISCLOSURE IN THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY.

Item 1.01               Entry into Material Definitive Agreement

Agreement with Malibu Partners

Prospect has entered into an agreement (the “Malibu Agreement”) with Malibu Partners LLC (“Malibu Partners”), The Malibu Companies, LLC (“Malibu Companies”), Broad Beach Partners LLC (“Broad Beach”) and Kenneth J. Abdalla (“Abdalla” and collectively with Malibu Partners, Malibu Companies and Broad Beach, the “Malibu Parties”), dated November 12, 2009, pursuant to which the Malibu Parties have agreed to terminate option agreements between one or more of the Malibu Parties and each of Bulldog Investors, Arrowgrass Master Fund Ltd. and Del Mar Master Fund, Ltd. (the “Option Parties”) and to enter into a stock purchase agreement with Prospect (each, a “Malibu Purchase Agreement”), as described more fully below.  In addition, pursuant to the Malibu Agreement, Prospect’s founders have agreed to transfer up to 500,000 shares of common stock to Malibu Companies, subject to downward adjustment, and Prospect’s sponsors will transfer up to 500,000 sponsors warrants to Malibu Companies.

The Malibu Agreement will terminate upon the earliest to occur of (a) the termination of the Merger Agreement, (b) 11:59 p.m. Eastern Time on November 14, 2009 if the Merger has not occurred by such time (unless Prospect obtains an extension of its deadline), or (c) upon written notice by Prospect to Abdalla on or after 5:00 p.m. Eastern Time on November 12, 2009 if the Option Parties, with respect to 5,005,328 shares of Prospect common stock in the aggregate shall not have either (i) entered into a stock purchase agreement with Prospect substantially in the form of the Malibu Purchase Agreement or (ii) sold any shares of Prospect common stock owned by such Option Party to a third-party “aggregator” with whom Prospect has entered into a contractual arrangement, or (d) upon written notice by Prospect to Abdalla on or after 5:00 p.m. Eastern Time on November 12, 2009 if the Malibu Parties, with respect to 1,453,921 shares of Prospect common stock, shall not have either (i) entered into a stock purchase agreement with Prospect or (ii) sold any shares of Prospect common stock beneficially owned by such Option Party to an aggregator.

Under the terms of the Malibu Purchase Agreement, Prospect will agree to purchase 1,453,921 shares of Prospect common stock owned by the Malibu Parties at a purchase price per share of $9.95, and the Malibu Parties will grant a proxy to vote their shares of Prospect common stock in favor of each of the proposals to be presented at Prospect’s special meeting of stockholders and as set forth in Prospect’s Proxy Statement/Prospectus, dated October 28, 2009.

The form of Malibu Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing descriptions of the form of Malibu Purchase Agreement and the transactions contemplated therein do not purport to be complete and are qualified in their entirety by reference to such document.

Item 8.01               Other Events

On November 12, 2009, Prospect issued a press release announcing its entry into the Malibu Agreement.  A copy of the press release dated November 12, 2009 is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	Exhibit 10.1	Form of Stock Purchase Agreement.

	Exhibit 99.1	Prospect Acquisition Corp. press release dated November 12, 2009.

Where to Find Additional Information

Prospect has filed with the SEC a registration statement, which contains a prospectus relating to the securities Prospect intends to issue in the proposed Merger, and a definitive proxy statement in connection with the proposed Merger and has mailed the definitive proxy statement and other relevant documents to Prospect stockholders. Stockholders of Prospect and other interested persons are advised to read Prospect’s definitive proxy statement in connection with Prospect’s solicitation of proxies for the special meeting to be held to approve the Merger because it contains important information about Kennedy-Wilson, Prospect and the proposed Merger. Stockholders may obtain a copy of the definitive proxy statement, without charge, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, FL 34109, telephone (239) 254-4481.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K regarding the intention to vote on the proposals presented at the special meeting of Prospect stockholders, the expectation around sellers exercising conversion rights, the proposed merger between Prospect and Kennedy Wilson, and any other statements relating to future results, strategy and plans of Kennedy Wilson and Prospect (including certain projections and business trends, and statements which may be identified by the use of the words “may”, “intend”, “expect” and like words) constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. For Kennedy Wilson, these risks and uncertainties include, but are not limited to its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel. For Prospect, factors include, but are not limited to: the successful combination of Prospect with Kennedy Wilson’s business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction.  Additional information on these and other factors that may cause actual results and Prospect’s performance to differ materially is included in Prospect’s periodic reports filed with the SEC, including but not limited to Prospect’s Form 10-K for the year ended December 31, 2008 and subsequent Forms 10-Q and Prospect’s Registration Statement on Form S-4, which includes Prospect’s definitive proxy statement/prospectus.  Copies may be obtained by contacting Prospect or the SEC.  Prospect cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Prospect undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2009

PROSPECT ACQUISITION CORP.

	By:	/s/ David Minella
Name: David Minella
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Form of Stock Purchase Agreement.

99.1	Prospect Acquisition Corp. press release dated November 12, 2009.